Company Presentation – June 2017

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Strategic Overview 3 Opportunistic platform focused on upper-upscale, full-service hotels Superior long-term total shareholder return performance Targets moderate debt levels of 55-60% net debt/gross assets Attractive dividend yield Targets cash level of 25-35% of total equity market cap Highest insider ownership

Recent Developments 4  Performance  Q1 2017 Earnings Release: • RevPAR growth for all hotels not under renovation of 4.5% • Hotel EBITDA margin for all hotels not under renovation increased 91 bps • Hotel EBITDA flow-through for all hotels not under renovation of 61%  Value-Add  In May 2017, announced the redevelopment and acquisition of the fee interest in the conference facility at Renaissance Nashville  In May 2017, converted the brand managed DFW Marriott to Remington managed  Capital Markets  In May 2017, completed the refinancing of the Renaissance Nashville and Westin Princeton with a new floating rate loan totaling $181 million at LIBOR+3.00% & completed the refinancing of the Atlanta Indigo for $16 million at LIBOR+2.90% • Next hard debt maturity is a $96 million loan that matures in January 2018  Governance  Announced enhancements to corporate governance policies  Asset Recycling  Sold two low RevPAR, high capex full-service hotels (Renaissance Portsmouth & Embassy Suites Syracuse)

117% -13% 12% 234% 105% 44% 95% 59% 25% -9% 21% -4% 202% 82% 191% 1,497% 296% 90% 120% 59% 29% -8% 33% -16% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr YTD 2017 Peer Avg AHT Demonstrated Long-Term Track Record 5 (1) Since IPO on August 26, 2003 (2) As of 12/30/2016 (3) From 12/30/16 through 5/22/17 (4) Includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO *Includes dividend reinvestment as reported and tracked by SNL Total Shareholder Return* Long-term performance significantly outperforms peers 1, 2 2,000 2 2 2 2 2 2 2 2 2 2 3 4

Disciplined Capital Management 6 Capital Markets Activity $218 $153 $305 $574 $75 $88 $147 $86 $111 $18 $97 $81 $45 $52 $0 $100 $200 $300 $400 $500 $600 $700 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Common Raises Common Buybacks Common Share Buybacks During Global Financial Crisis • 73.6 million shares • Approximately 50% of shares outstanding • Aggregate buyback approximately $3.26/share  Track record of increasing shareholder returns by capitalizing upon cyclical changes and advantageous pricing situations

19.1% 7.6% 6.1% 3.6% 2.8% 2.5% 2.5% 2.3% 2.0% 1.7% 1.6% 1.1% 0.8% 0.5% 0.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT HT APLE CLDT FCH REIT Avg CHSP RLJ PEB INN HST DRH SHO XHR LHO Highest Insider Ownership 7 REIT average includes: APLE, HT, RLJ, CLDT, FCH, CHSP, INN, HST, PEB, DRH, SHO, LHO, XHR REIT Source: Latest proxy and other company filings. (1) As of 5/22/2017 (2) Includes direct interests, indirect interests, and interests of related parties Insider Ownership Most highly aligned management team among the lodging REIT sector 1,2

7.5% 7.0% 6.8% 6.7% 6.4% 6.3% 6.3% 6.3% 6.1% 5.9% 5.6% 4.7% 4.5% 4.4% 4.3% 3.6% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% AHT CLDT CHSP PK APLE LHO RLJ AHP XHR HT REIT Avg PEB DRH HST SHO INN FCH Di v id en d Y iel d Attractive Dividend Yield 8 Source: Company filings and market data (1) As of 5/22/2017 (2) Annualized based on most recent dividend announcement (3) Includes: APLE, HT, RLJ, CLDT, FCH, CHSP, INN, HST, PEB, DRH, SHO, LHO, XHR, PK Dividend Yield1 Highest dividend yield in the industry 2 2 3

High Quality, Geographically Diverse Portfolio



Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugar Land
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL
Current Hotels

ASHFORD HOSPITALITY TRUST

9

Top 25 74% Top 50 18% Other 8% Portfolio Overview 10 TTM Hotel EBITDA as of March 31, 2017 for the 121 owned hotels as of May 22, 2017 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Metro Areas Marriott 57% Hilton 27% Hyatt 4% IHG 6% Independent 6% Upscale 34% Upper-Upscale 54% Luxury 5% Upper-Midscale 3% Independent 4% Marriott 33% Hilton 6% Hyatt 3% Remington 58% Interstate <1% TTM Hotel % of EBITDA Total Washington DC $47,137 9.9% San Fran/Oakland, CA $34,543 7.3% Los Angeles, CA $33,475 7.0% Atlanta, GA $32,733 6.9% New York/New Jersey $30,435 6.4% Nashville, TN $26,735 5.6% DFW, TX $25,743 5.4% Boston, MA $25,620 5.4% Minn./St. Paul, MN $16,905 3.6% Tampa, FL $12,142 2.6% Total Portfolio $475,510 100.0%

11 Value Creation Through Active Asset Management 55.8% 52.0% 40.5% 47.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 3-Yr Avg AHT Peer Avg Portfolio Hotel EBITDA Flow-Through *Peers include DRH, HST, INN, LHO, CHSP, HT, SHO, RLJ, FCH Note: Pro forma Hotel EBITDA flow-through information not available for CLDT *  Ashford management creates value in both brand and non-brand managed assets  Hotel EBITDA flow-through has outperformed the peer average for the last three years  Portfolio has produced RevPAR gains relative to our competitors for three consecutive years W Atlanta Downtown W Minneapolis Foshay Le Meridien Minneapolis FY2016 EBITDA Flow-Thru: 157% First full year of ownership FY2016 EBITDA Flow-Thru: 115% First full year of ownership FY2016 EBITDA Flow-Thru: 84% First full year of ownership

52% 58% 59% 42% 46% 47% 63% 47% 22% 53% 60% 59% 68% 70% 47% 56% 44% 68% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Q1 2017 Non-Remington Remington Competitive Advantage – Affiliated Manager  Affiliated property manager benefits - Remington outperformed in EBITDA flow-through 8 out of the last 10 years including YTD Q1 2017 12 NOTE: Remington managed hotels as compared to Non-Remington managed hotels owned by Ashford Trust Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss -800 -808% 334% 300

Case Study - Aggressive Asset Management 13  Acquired the W Atlanta Downtown in July 2015  237 keys, 9,000 sq. ft. of meeting space  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Mercedes Benz Stadium  Replaced unprofitable restaurant manager and re-positioned restaurant  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Eliminated operational loss at Bliss Spa through restructuring  Full year 2016 (first full year of ownership) EBITDA flow-thru of 157%, and EBITDA growth of 27% W Atlanta – Atlanta, GA Hotel Overview Implemented Strategies

Case Study – Conversion to Remington Managed 14  Acquired the Marriott Fremont in August 2014  357 keys, 15,000 sq. ft. of meeting space  Ideally located off Interstate 880 at the gateway to Silicon Valley. Home to over 1,200 technology companies.  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Current cap rate and EBITDA multiple of 15.2% and 5.9x, respectively (1)  Acquired for $50 million and Oct 2016 refi had allocated loan amount of $61 million  Increased club room premium pricing  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Aggressively priced preferred rooms rates 25%-30% YOY  From TTM Pre-Takeover to TTM Post-Takeover  Revenue increased 15.7%  RevPAR increased 21.8%  GOP margin increased 1,116 bps  EBITDA margin increased 916 bps Marriott Fremont – Fremont, CA Hotel Overview Implemented Strategies (1) As of March 31, 2017

Case Study – Brand Conversion 15  The Marriott Beverly Hills officially opened on July 1, 2015  Invested $21mm, net of key money from Marriott*  Prior to the conversion, the hotel had June 2015 TTM NOI of $5.6mm  FY2016 NOI of $10.3mm  Received an award from Marriott International for renovation excellence  FY2016 performance (first full year since conversion): • Total revenue growth of 52% • Room rate growth of 31% • Hotel EBITDA flow-through of 53% • A gain of 3,760 bps in market share Marriott Beverly Hills – Beverly Hills, CA Hotel Overview Implemented Strategies * Not all of this capital was incremental. Hotel was in need of a renovation. “Refresh” capital requirements per Crowne standards were estimated to be $8mm.

Renaissance Nashville: Participating in redevelopment of $400 million Nashville Convention Center. Consisting of a 26-story Class A office tower, 235,000 square feet of high-end retail, 350 residential units and museum. Spending $20 million to upgrade and increase ownership of meeting space (75,000 square feet) Marriott Crystal Gateway: Spending $30M: all guestrooms, lobby & restaurant, addition of M Club, new and expanded fitness center, adding 6 keys and additional meeting space Hilton Boston Back Bay: Spending $11M on guestroom and lobby renovation Hyatt Regency Savannah: Extensive food and beverage repositioning and full lobby renovation nearly complete Marriott Dallas DFW: Converted from brand to franchise managed (Remington). Comprehensive ballroom and meeting space renovation in summer 2017 Embassy Suites Santa Clara: Spending $10M on guestrooms, lobby renovation, and fitness area Ritz Carlton Atlanta: Spending $21M on extensive guestroom renovation scheduled for Q4, expanding Ritz Carlton Club Lounge, expanded/updated gift shop into upscale retail market Engaged expense consultant: Charged with examining all contracted services in certain hotels and negotiating improved terms to drive profit at existing operations Exploring Outdoor Advertising: Working with several consultants to explore outdoor advertising (Wall wraps, video boards, and free-standing) to monetize underutilized outdoor space 16 Asset Management Initiatives - Upcoming

$95.7 $5.4 $96.4 $256.0 $533.0 $710.7 $1,462.9 $630.1 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate Debt Maturities and Leverage  Target Net Debt/Gross Assets of 50-60%  Maintain mix of fixed and floating rate debt (Currently 88% floating & 12% fixed)  Ladder maturities  Exclusive use of property-level, non-recourse debt  All floating rate debt has interest rate caps 17 As of March 31, 2017 (1) Assumes extension options are exercised (2) Pro forma for the refinancing of the Renaissance Nashville & Westin Princeton and Hotel Indigo Atlanta Note: All debt yield statistics are based on EBITDA to principal. Debt Maturity Schedule (mm)(1) (2) Debt Yield: 15.0% Debt Yield: 12.5% Debt Yield: 15.3% Debt Yield: 11.5% Debt Yield: 11.3%

Capital Structure and Net Working Capital  Appropriate use of leverage  Current net working capital of approximately $4.40 per share(1)  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of equity market capitalization  Provides flexibility for opportunistic investments & working capital needs and a hedge against unfavorable economic shocks 18 (1) As of March 31, 2017; Figures in millions except per share values (2) Pro forma for the refinancing of the Renaissance Nashville & Westin Princeton and Hotel Indigo Atlanta (3) At market value as of May 22, 2017 Enterprise Value (1) Net Working Capital (1) Stock Price (As of May 22, 2017) $6.43 Fully Diluted Shares Outstanding 117.1 Equity Value $753.2 Plus: Preferred Equity 553.1 Plus: Debt (2) 3,788.0 Total Market Capitalization $5,094.4 Less: Net Working Capital (515.8) Total Enterprise Value $4,578.5 Cash & Cash Equivalents (2) $359.6 Restricted Cash 165.1 Investment in Securities 50.4 Accounts Receivable, net 59.7 Prepaid Expenses 25.0 Due From Affiliates, net (12.2) Due from Third Party Hotel Managers 15.9 Market V lue of Ashford, Inc. Investment (3) 30.6 Total Current Assets $694.2 Accounts Payable, net & Accrued Expenses $152.6 Dividends Payable 25.8 Tot l Current Liabilities $178.4 Net Working Capital $515.8

Corporate Governance Enhancements 19  Modification of the Company’s Equity Incentive Plan:  Requires stock ownership by directors and officers  Requires minimum vesting periods  Modification of the Company’s By-Laws:  Reduced to 30% of outstanding shares to call a special meeting  Modification of the Company’s Stock Ownership Guidelines:  Increases the required share ownership for directors (3x to 4x)  Investor Feedback:  Shared with Board at quarterly board meetings  Separation of Chairman and CEO roles:  Effective February 2017

Board of Directors Diversity Matrix Professional Experience Geography Independence Age Ethnicity Tenure Real Estate / Hospitality C-Suite Executive Entrepreneurship Legal South- West West Coast North- East South- East Independent 25-40 41-55 56-70 White / Caucasian Middle Eastern/ South Asia Years Monty J. Bennett       14 Benjamin J. Ansell, M.D.       8 Fred Kleisner       1 Amish Gupta        3 Kamal Jafarnia       4 Philip S. Payne        14 Alan L. Tallis       4 20

Key Takeaways 21  Opportunistic platform focused on upper-upscale, full- service hotels  Aligned management team with a long track record of creating shareholder value  Highest dividend yield in the industry

Company Presentation – June 2017